EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Enhanced Group Inc. (the “Company”) for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Siddhartha Banthiya, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2026
By:	/s/ Siddhartha Banthiya Siddhartha Banthiya Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Enhanced Group Inc. and will be retained by Enhanced Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.